                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  December 31, 1998


                       Park Place Entertainment Corporation
                       ------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-14573                   88-0400631
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)



                         3930 Howard Hughes Parkway
                          Las Vegas, Nevada 89109
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (702) 699-5000
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 1998, following the Hilton Distribution (as defined in
Item 5 below), the Registrant acquired Grand Casinos, Inc. ("Grand") by means of a merger (the "Merger"). At the time of the Merger, Grand's assets consisted of Grand's gaming operations located in the State of Mississippi. Immediately prior to the Merger, Grand separated its Mississippi gaming business from its non-Mississippi business (comprised primarily of the management of Indian-owned casinos and certain other assets and liabilities) through the distribution of all of the common stock of Lakes Gaming, Inc. ("Lakes") to the shareholders of Grand (the "Lakes Distribution"). Following the Lakes Distribution, a wholly owned subsidiary of the Registrant merged with and into Grand, with Grand surviving the Merger and becoming a wholly-owned subsidiary of the Registrant. Grand shareholders received one share of common stock of the Registrant, plus the associated stockholders' rights, in exchange for each share of Grand common stock in the Merger.

ITEM 5.  OTHER EVENTS

     On December 31, 1998, Hilton Hotels Corporation ("Hilton") completed the distribution of all of the common stock of the Registrant, plus the associated stockholders' rights, to Hilton stockholders (the "Hilton Distribution"). Following the Hilton Distribution, the Registrant consummated the Merger. On January 4, 1999, the Registrant's common stock began regular way trading on the New York Stock Exchange under the trading symbol "PPE."

     In connection with the Hilton Distribution and the Merger, the Registrant engaged in the following financing transactions:

     (a) the Registrant issued $400 million aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2005 to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933, as amended;

     (b) the Registrant entered into revolving credit facility agreements providing for borrowings of up to $2.15 billion, copies of which are filed as exhibits hereto, and on December 31, 1998 the Registrant borrowed $810,000,000 under the five-year revolving credit facility to pay its pro rata portion of Hilton's corporate bank debt balances and to fund the defeasance of $115 million aggregate principal amount of Grand's 9% Senior Notes due 2004;

     (c) the Registrant assumed the payment obligations under $625 million of outstanding public notes of Hilton; and

     (d) the Registrant purchased $444,467,000 aggregate principal amount of the 10-1/8% First Mortgage Notes due 2003 (the "Notes") of Grand pursuant to the Registrant's Offer to Purchase and Consent Solicitation Statement dated November 9, 1998. The Notes accepted for purchase represented approximately 99% of the outstanding Notes;

     On December 29, 1998, the Board of Directors of the Registrant adopted a Preferred Share Purchase Rights Plan ("Plan") which is attached hereto as an exhibit. Additional information concerning the Plan is available in the Registrant's Form 8-A filed with the Securities and Exchange Commission on December 30, 1998.

     A copy of the Registrant's press release dated December 31, 1998 is attached hereto as Exhibit 99.14 and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impractical for the Registrant to provide at this time the audited financial statements of Grand following the Lakes Distribution and the unaudited financial statements for the third quarter of 1998. The Registrant intends to file such financial information as an amendment to this Form 8-K as soon as practicable but no later than March 16, 1999.

(b)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information with respect to the Hilton Distribution and the Merger was previously reported by the Registrant in Amendment No. 1 to its Registration Statement on Form 10 filed with the Commission on December 18, 1998 and in its Registration Statement on Form S-4 (Registration No. 333-65645) filed with the Commission on October 23, 1998.

(c)  EXHIBITS.

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Exhibit
Number    Description
------    -----------
2.1 Agreement and Plan of Merger, dated as of June 30, 1998, by and among Hilton Hotels Corporation, the Registrant, Gaming Acquisition Corporation, GCI Lakes, Inc. and Grand Casinos, Inc. (incorporated by reference from Exhibit 2.1 to the Form 10-Q for the quarter ended June 30, 1998 of HIlton Hotels Corporation).

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 4.1 to the Registration Statement on Form S-8 of the Registrant filed with the Commission on December 22, 1998.)

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-8 of the Registrant filed with the Commission on December 22, 1998.)

4.3 Rights Agreement dated as of December 29, 1998 by and among the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference from Exhibit 1 to the Registrant's Form 8-A filed with the Commission on December 30, 1998).

4.4 First Supplemental Indenture dated as of December 31, 1998 by and among Hilton Hotels Corporation, BNY Western Trust Company, as Trustee, and the Registrant, to the Indenture dated as of April 15, 1997 between the Hilton Hotels Corporation and BNY Western Trust Company, as Trustee.

4.5 Indenture dated as of December 21, 1998 by and among the Registrant and First Union National Bank, as trustee, with respect to $400 million aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2005.

99.1 Distribution Agreement dated as of December 31, 1998 between Hilton Hotels Corporation and the Registrant.

99.2 Debt Assumption Agreement dated as of December 31, 1998 between Hilton Hotels Corporation and the Registrant.

99.3 Assignment and License Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation, Conrad
          International Royalty Corporation and the Registrant.

99.4 Hilton Hotels Corporation Corporate Services Agreement dated as of December 31, 1998 by and between Hilton Hotels
          Corporation and the Registrant.

99.5      Park Place Entertainment Corporation Corporate Services
          Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.6 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.7      Tax Allocation and Indemnity Agreement dated as of
          December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.8 Non-Competition Agreements dated as of December 31, 1998 by and between Lyle Berman, Stanley M. Taube, Thomas J. Brosig and the Registrant.

99.9 Short Term Credit Agreement dated as of December 31, 1998 among the Registrant, Bank of America National Trust and Savings Association, as Administrative Agent, and NationsBanc Montgomery Securities, LLC, as Lead Arranger.

99.10 Five Year Credit Agreement dated as of December 31, 1998 among the Registrant, Bank of America National Trust and Savings Association, as Administrative Agent, and NationsBanc Montgomery Securities, LLC, as Lead Arranger.

99.11     Employment Agreement between the Registrant and Arthur Goldberg.

99.12     Employment Agreement between the Registrant and Stephen Bollenbach.

99.13     Distribution Agreement between Grand and Lakes dated December 31,
          1998.

99.14 Press Release of Park Place Entertainment Corporation dated December 31, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

Dated: January 8, 1999      By:    /s/ Scott A. LaPorta
                                   -------------------------------------------
                                   Name:  Scott A. LaPorta
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                                       3
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                                  Exhibit Index

Exhibit
Number    Description
------    -----------
2.1 Agreement and Plan of Merger, dated as of June 30, 1998, by and among Hilton Hotels Corporation, the Registrant, Gaming Acquisition Corporation, GCI Lakes, Inc. and Grand Casinos, Inc. (incorporated by reference from Exhibit 2.1 to the Form 10-Q for the quarter ended June 30, 1998 of HIlton Hotels Corporation).

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 4.1 to the Registration Statement on Form S-8 of the Registrant filed with the Commission on December 22, 1998.)

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-8 of the Registrant filed with the Commission on December 22, 1998.)

4.3 Rights Agreement dated as of December 29, 1998 by and among the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference from Exhibit 1 to the Registrant's Form 8-A filed with the Commission on December 30, 1998).

4.4 First Supplemental Indenture dated as of December 31, 1998 by and among Hilton Hotels Corporation, BNY Western Trust Company, as Trustee, and the Registrant, to the Indenture dated as of April 15, 1997 between the Hilton Hotels Corporation and BNY Western Trust Company, as Trustee.

4.5 Indenture dated as of December 21, 1998 by and among the Registrant and First Union National Bank, as trustee, with respect to $400 million aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2005.

99.1 Distribution Agreement dated as of December 31, 1998 between Hilton Hotels Corporation and the Registrant.

99.2 Debt Assumption Agreement dated as of December 31, 1998 between Hilton Hotels Corporation and the Registrant.

99.3 Assignment and License Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation, Conrad
          International Royalty Corporation and the Registrant.

99.4 Hilton Hotels Corporation Corporate Services Agreement dated as of December 31, 1998 by and between Hilton Hotels
          Corporation and the Registrant.

99.5      Park Place Entertainment Corporation Corporate Services
          Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.6 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.7      Tax Allocation and Indemnity Agreement dated as of
          December 31, 1998 by and between Hilton Hotels Corporation and the Registrant.

99.8 Non-Competition Agreements dated as of December 31, 1998 by and between Lyle Berman, Thomas J. Brosig, Stanley M. Taube and the Registrant.

99.9 Short Term Credit Agreement dated as of December 31, 1998 among the Registrant, Bank of America National Trust and Savings Association, as Administrative Agent, and NationsBanc Montgomery Securities, LLC, as Lead Arranger.

99.10 Five Year Credit Agreement dated as of December 31, 1998 among the Registrant, Bank of America National Trust and Savings Association, as Administrative Agent, and NationsBanc Montgomery Securities, LLC, as Lead Arranger.

99.11     Employment Agreement between the Registrant and Arthur Goldberg.

99.12     Employment Agreement between the Registrant and Stephen Bollenbach.

99.13     Distribution Agreement between Grand and Lakes dated December 31,
          1998.

99.14 Press Release of Park Place Entertainment Corporation dated December 31, 1998.